Exhibit 99.1

EnerNOC Media Relations: Robin Deliso 617.692.2601 news@enernoc.com	Investor Relations: Christopher Sands 617.692.2569 ir@enernoc.com

EnerNOC Reports Results for Third Quarter of 2015

Boston, November 5, 2015 — EnerNOC, Inc. (Nasdaq: ENOC), a leading provider of energy intelligence software (EIS), today announced results for the third quarter ended September 30, 2015.

“Transformation continued to be the main theme during the third quarter,” said Tim Healy, Chairman and CEO of EnerNOC. “New customer successes, key account expansions, and growing market interest in our EIS solutions underscored the progress we are making with our strategy. The challenging grid operator markets that weighed on our financial results did not impact our EIS momentum and we remain at the forefront of this exciting new enterprise software category.”

Summary Financial Results

In Thousands, Except Per Share Amounts

	Q3 2015	Q3 2014	9M 2015	9M 2014
Revenue	$217,324	$329,422	$340,375	$425,985
Net Income (Loss)
GAAP	$12,987	$96,673	($56,095)	$38,875
Non-GAAP[1]	$21,417	$100,322	($27,127)	$56,271
Net Income (Loss) Per Basic Share
GAAP	$0.46	$3.48	($1.98)	$1.38
Non-GAAP[1]	$0.75	$3.61	($0.96)	$2.00
Net Income (Loss) Per Diluted Share
GAAP	$0.44	$3.11	($1.98)	$1.33
Non-GAAP[1]	$0.74	$3.50	($0.96)	$1.93
Cash Flow Provided by (Used in) Operations	$3,771	$22,949	($18,226)	$28,320
Free Cash Flow[1]	($992)	$17,324	($32,959)	$16,910
Adjusted EBITDA[1]	$31,707	$125,153	($1,510)	$90,441

[1]	Refer to “Statement of Use of Non-GAAP Measures” for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Recent Highlights

•	The Company signed a multi-year software contract with UK energy retailer SmartestEnergy. SmartestEnergy will leverage the Company’s software to launch new products for its business customers.

•	The Company formed a strategic partnership with EnTouch Controls expanding the reach of its EIS to businesses that have large numbers of small footprint outlets.

•	The Company grew its South Korean grid operator portfolio to over 700 megawatts of demand response resources and signed an agreement with S1 Corporation, a group company of Samsung, who will act as a channel partner for its demand response products.

Company Issues Fourth Quarter Guidance and Updated Full Year Guidance

The Company today issued guidance for the fourth quarter of 2015 and updated its previously issued guidance for the full year. The Company’s guidance is based on current trends and management’s current expectations for the Company’s business, which may change at any time.

Guidance for Quarter Ending December 31, 2015
Total Revenue (in millions)	$50-$60
GAAP Net Loss Per Diluted Share	($1.43)-($1.29)
Non-GAAP Net Loss Per Diluted Share[1]	($1.13)-($0.97)
Adjusted EBITDA[1] (in millions)	($23.5)-($18.5)

(1)	Refer to “Statement of Use of Non-GAAP Measures” for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Guidance for Year Ending December 31, 2015
	Issued on August 6, 2015	Issued on November 5, 2015
Total Revenue (in millions)	$410-$430	$390-$400
Grid Operator Revenue	$270-$280	$255-$260
Utility Revenue	$70-$75	~$60
Enterprise Revenue	$70-$75	$75-$80
GAAP Net Loss Per Diluted Share	($3.12)-($3.02)	($3.43)-($3.29)
Non-GAAP Net Loss Per Diluted Share[1]	($1.72)-($1.61)	($2.10)-($1.94)
Adjusted EBITDA[1] (in millions)	($14)-($10)	($25)-($20)

(1)	Refer to “Statement of Use of Non-GAAP Measures” for non-GAAP definitions and refer to the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 9:00 a.m. eastern time today to discuss financial results and management’s outlook for the business. The conference call may be accessed in the United States by dialing (800) 230-1766 (domestic) or (612) 288-0337 (international) and using access code “ENOC”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://investor.enernoc.com. A replay of the conference call will be available approximately two hours after the call by dialing (800) 475-6701 or (320) 365-3844 and using access code 371495, or by accessing the webcast replay on the Company’s investor relations website.

About EnerNOC

EnerNOC is a leading provider of cloud-based energy intelligence software (EIS) and services to thousands of enterprise customers and utilities globally. EnerNOC’s EIS solutions for enterprise customers improve energy productivity by optimizing how they buy, how much they use, and when they use energy. EIS for enterprise includes budgeting and procurement, utility bill management, facility optimization, visibility and reporting, project tracking, demand management, and demand response. EnerNOC’s EIS solutions for utilities help maximize customer engagement and the value of demand-side resources, including demand response and energy efficiency. EnerNOC supports customer success with its world-class professional services team and a Network Operations Center (NOC) staffed 24x7x365. For more information, visit www.enernoc.com.

EnerNOC, Inc. Safe Harbor Statement

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to the Company’s future financial performance on both a GAAP and non-GAAP basis and the future growth and success of the Company’s energy intelligence software and related solutions, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to under the section “Risk Factors” in EnerNOC’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as other documents that may be filed by EnerNOC from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. EnerNOC is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EnerNOC, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenues:
Grid operator	$173,374	$291,848	$238,632	$350,592
Utility	27,160	27,741	50,498	50,011
Enterprise	16,790	9,833	51,245	25,382

Total revenues	217,324	329,422	340,375	425,985
Cost of revenues	143,146	168,564	208,645	232,505

Gross profit	74,178	160,858	131,730	193,480
Operating expenses:
Selling and marketing	22,397	18,972	74,563	56,997
General and administrative	26,707	24,472	83,450	72,340
Research and development	6,626	5,260	21,812	15,432
Gain on sale of service line	—	(359)	—	(3,737)
Gain on sale of assets	—	—	(2,991)	(2,171)

Total operating expenses	55,730	48,345	176,834	138,861
Income (loss) from operations	18,448	112,513	(45,104)	54,619
Other expense, net	(2,814)	(2,224)	(5,766)	(1,276)
Interest expense	(2,253)	(1,523)	(6,785)	(2,576)

Income (loss) before income tax	13,381	108,766	(57,655)	50,767
(Provision for)/benefit from income tax	(417)	(12,111)	1,523	(11,950)

Net income (loss)	12,964	96,655	(56,132)	38,817
Net loss attributable to noncontrolling interest	(23)	(18)	(37)	(58)

Net income (loss) attributable to EnerNOC, Inc.	$12,987	$96,673	($56,095)	$38,875

Net income (loss) per common share attributable to EnerNOC, Inc.
Basic	$0.46	$3.48	($1.98)	$1.38

Diluted	$0.44	$3.11	($1.98)	$1.33

Weighted average number of common shares used in computing net income (loss) per share attributable to EnerNOC, Inc.
Basic	28,507,939	27,795,154	28,282,647	28,075,291
Diluted	34,623,574	31,434,164	28,282,647	30,074,187

EnerNOC, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except par value and share data)

(unaudited)

	September 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$141,940	$254,351
Trade accounts receivable, net	61,206	40,875
Unbilled revenue	111,835	97,512
Capitalized incremental direct customer contract costs	21,047	7,633
Prepaid expenses and other current assets	25,480	19,950

Total current assets	$361,508	$420,321
Property and equipment, net	51,750	50,458
Goodwill and intangible assets, net	207,518	146,050
Deposits and other assets	7,606	7,873

Total assets	$628,382	$624,702

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,242	$9,250
Accrued capacity payments	130,479	92,332
Accrued payroll and related expenses	18,862	18,446
Accrued expenses and other current liabilities	25,970	28,724
Deferred revenue	36,138	13,738

Total current liabilities	$213,691	$162,490
Deferred tax liability	16,878	16,449
Deferred revenue, long-term	6,509	5,816
Other liabilities	9,341	8,919
Convertible senior notes, net	141,971	138,908

Total long-term liabilities	174,699	170,092
Stockholders’ equity:
Common stock, $0.001 par value; 50,000,000 shares authorized, 30,830,238 and 29,833,578 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	31	30
Additional paid-in capital	374,583	365,855
Accumulated other comprehensive loss	(9,471)	(4,752)
Accumulated deficit	(125,355)	(69,260)

Total EnerNOC, Inc. stockholders’ equity	239,788	291,873
Non controlling interest	204	247

Total stockholders’ equity	239,992	292,120

Total liabilities and stockholders’ equity	$628,382	$624,702

EnerNOC, Inc.

Condensed Consolidated Statements of Cash Flow Data

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Cash provided by (used in) operating activities	$3,771	$22,949	($18,226)	$28,320
Cash used in investing activities	(3,675)	(10,559)	(88,881)	(52,068)
Cash (used in) provided by financing activities	(201)	125,553	(2,331)	121,105
Effects of exchange rate changes on cash and cash equivalents	(1,510)	(631)	(2,973)	(331)

Net change in cash and cash equivalents	($1,615)	$137,312	($112,411)	$97,026
Cash and cash equivalents at beginning of period	143,555	108,903	254,351	149,189

Cash and cash equivalents at end of period	$141,940	$246,215	$141,940	$246,215

EnerNOC, Inc.

Statement on Use of Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements presented on a GAAP basis, the Company discloses certain non-GAAP measures that exclude certain amounts, including non-GAAP net (loss) income attributable to EnerNOC, Inc., non-GAAP net (loss) income per share attributable to EnerNOC, Inc., adjusted EBITDA and free cash flow. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.

The GAAP measure most comparable to non-GAAP net (loss) income attributable to EnerNOC, Inc. is GAAP net (loss) income attributable to EnerNOC, Inc.; the GAAP measure most comparable to non-GAAP net (loss) income per share attributable to EnerNOC, Inc. is GAAP net (loss) income per share attributable to EnerNOC, Inc.; the GAAP measure most comparable to adjusted EBITDA is GAAP net (loss) income attributable to EnerNOC, Inc.; and the GAAP measure most comparable to free cash flow is cash flows provided by (used in) operating activities. Reconciliations of each of these non-GAAP financial measures to the corresponding GAAP measures are included below.

Management uses these non-GAAP measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. Management believes that such measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance. For example, management considers non-GAAP net (loss) income attributable to EnerNOC, Inc. to be an important indicator of the overall performance because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash compensation expenses. In addition, management considers adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of the business and a good measure of the Company’s historical operating trend. Moreover, management considers free cash flow to be an indicator of the Company’s operating trend and performance of the business.

The following is an explanation of the non-GAAP measures that management utilizes, including the adjustments that management excluded as part of the non-GAAP measures:

•	Management defines non-GAAP net income (loss) attributable to EnerNOC, Inc. as net income (loss) attributable to EnerNOC, Inc. before accretion expense related to the debt-discount portion of interest expense associated with the convertible note issuance, stock-based compensation, direct and incremental expenses related to acquisitions or divestitures, direct and incremental expenses related to restructuring, and amortization expenses related to acquisition-related intangible assets, net of related tax effects.

•	Management defines adjusted EBITDA as net income (loss) attributable to EnerNOC, Inc., excluding depreciation, amortization, stock-based compensation, direct and incremental expenses related to acquisitions or divestitures, direct and incremental expenses related to restructuring, interest, income taxes and other expense, net.

•	Management defines free cash flow as net cash provided by (used in) operating activities, less capital expenditures, plus net cash provided by (used in) the sale of assets or disposals of components of an entity. Management defines capital expenditures as purchases of property and equipment, which includes capitalization of internal-use software development costs.

Non-GAAP net (loss) income attributable to EnerNOC, Inc., non-GAAP net (loss) income per share attributable to EnerNOC, Inc., adjusted EBITDA and free cash flow may have limitations as analytical tools. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to the financial information presented in accordance with GAAP and should not be considered measures of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

EnerNOC, Inc.

Reconciliation Of Non-GAAP Measures To Nearest GAAP Measures

Reconciliation of Non-GAAP Net Income Attributable to EnerNOC, Inc. And Net Income Per Share Attributable to EnerNOC, Inc.

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended September 30,
	2015	2014
GAAP net income attributable to EnerNOC, Inc.	$12,987	$96,673
ADD: Stock-based compensation expense	3,656	4,135
ADD: Amortization expense of acquired intangible assets	3,662	2,391
ADD: Direct and incremental expenses related to acquisitions or divestitures (1)	69	197
ADD: Debt discount portion of interest expense related to convertible notes	1,043	474
ADD: Income tax effect on Non-GAAP adjustments	—	(3,548)

Non-GAAP net income attributable to EnerNOC, Inc.	$21,417	$100,322

GAAP net income per basic share attributable to EnerNOC, Inc.	$0.46	$3.48
ADD: Stock-based compensation expense	0.13	0.15
ADD: Amortization expense of acquired intangible assets	0.13	0.09
ADD: Direct and incremental expenses related to acquisitions or divestitures (1)	—	0.01
ADD: Debt discount portion of interest expense related to convertible notes	0.03	0.01
ADD: Income tax effect on Non-GAAP adjustments	—	(0.13)

Non-GAAP net income per basic share attributable to EnerNOC, Inc.	$0.75	$3.61

GAAP net income per diluted share attributable to EnerNOC, Inc.	$0.44	$3.11
Impact of including interest expense and excluding incremental shares from convertible notes (2)	0.01	0.27
ADD: Stock-based compensation expense	0.13	0.13
ADD: Amortization expense of acquired intangible assets	0.13	0.08
ADD: Direct and incremental expenses related to acquisitions or divestitures (1)	—	0.01
ADD: Debt discount portion of convertible debt	0.03	0.02
ADD: Income tax effect on Non-GAAP adjustments	—	(0.12)

Non-GAAP net income per diluted share attributable to EnerNOC, Inc.	$0.74	$3.50

(1)	Represents costs primarily related to acquisitions for third party professional services (legal, accounting, valuation) and severance.
(2)	The calculation of non-GAAP net income per diluted share adjusted for the impact of the numerator and denominator is as follows: (a) The numerator includes interest expense related to convertible notes of $2,118 for the three months ended September 30, 2015 and $980 for the three and nine months ended September 30, 2014. (b) The denominator excludes incremental shares from the assumed conversion of the convertible notes: 5,774,928 for the three months ended September 30, 2015 and 2,761,922 and 930,758 for the three and nine months ended September 30, 2014.

EnerNOC, Inc.

Reconciliation Of Non-GAAP Measures To Nearest GAAP Measures

Reconciliation of Non-GAAP Net (Loss) Income Attributable to EnerNOC, Inc. And Net (Loss) Income Per Share Attributable to EnerNOC, Inc.

(in thousands, except share and per share data)

(Unaudited)

	Nine Months Ended September 30,
	2015	2014
GAAP net (loss) income attributable to EnerNOC, Inc.	($56,095)	$38,875
ADD: Stock-based compensation expense	11,386	12,161
ADD: Amortization expense of acquired intangible assets	11,607	6,753
ADD: Direct and incremental expenses related to acquisitions or divestitures (1)	1,672	1,556
ADD: Direct and incremental expenses related to restructuring (2)	1,240	—
ADD: Debt discount portion of interest expense related to convertible notes	3,063	474
ADD: Income tax effect on Non-GAAP adjustments	—	(3,548)

Non-GAAP net (loss) income attributable to EnerNOC, Inc.	($27,127)	$56,271

GAAP net (loss) income per basic share attributable to EnerNOC, Inc.	($1.98)	$1.38
ADD: Stock-based compensation expense	0.40	$0.43
ADD: Amortization expense of acquired intangible assets	0.41	$0.24
ADD: Direct and incremental expenses related to acquisitions or divestitures (1)	0.06	$0.06
ADD: Direct and incremental expenses related to restructuring (2)	0.04	—
ADD: Debt discount portion of interest expense related to convertible notes	0.11	0.02
ADD: Income tax effect on Non-GAAP adjustments	—	(0.13)

Non-GAAP net (loss) income per basic share attributable to EnerNOC, Inc.	($0.96)	$2.00

GAAP net (loss) income per diluted share attributable to EnerNOC, Inc.	($1.98)	$1.33
ADD: Stock-based compensation expense	0.40	$0.42
ADD: Amortization expense of acquired intangible assets	0.41	$0.23
ADD: Direct and incremental expenses related to acquisitions or divestitures (1)	0.06	$0.05
ADD: Direct and incremental expenses related to restructuring (2)	0.04	—
ADD: Debt discount portion of convertible debt	0.11	0.02
ADD: Income tax effect on Non-GAAP adjustments	—	($0.12)

Non-GAAP net (loss) income per diluted share attributable to EnerNOC, Inc.	($0.96)	$1.93

(1) Represents costs primarily related to acquisitions for third party professional services (legal, accounting, valuation) and severance.

(2)	Represents costs associated with reorganizing the business for our continued enterprise and utility focus.

EnerNOC, Inc.

Reconciliation of Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net income (loss) attributable to EnerNOC, Inc.	$12,987	$96,673	($56,095)	$38,875
Add back:
Depreciation and amortization	9,511	7,960	29,259	23,167
Stock-based compensation expense	3,656	4,135	11,386	12,161
Direct and incremental expenses related to acquisitions or divestitures (1)	69	197	1,672	1,556
Direct and incremental expenses related to restructuring (2)	—	—	1,240	—
Other expense, net (3)	2,814	2,224	5,766	1,276
Interest expense	2,253	1,523	6,785	2,576
Provision for (benefit from) income tax (4)	417	12,441	(1,523)	10,830

Adjusted EBITDA	$31,707	$125,153	($1,510)	$90,441

(1)	Includes third party professional service costs such as legal, accounting and valuation, and compensation, severance and related costs.
(2)	Represents costs associated with reorganizing the business for our continued enterprise and utility focus.
(3)	Other expense primarily relates to foreign currency losses.
(4)	Excludes discrete tax benefit of ($330) and discrete tax provision of $1,120 recorded during the three and nine months ended September 30, 2014 related to the sale of the Utility Solutions Consulting business component.

Reconciliation of Free Cash Flow

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net cash provided by (used in) operating activities	$3,771	$22,949	($18,226)	$28,320
Add: Net cash provided by the sale of assets or disposals of components of an entity	—	—	2,991	6,446
Subtract: Purchases of property and equipment	(4,763)	(5,625)	(17,724)	(17,856)

Free cash flow	($992)	$17,324	($32,959)	$16,910

Non-GAAP Financial Guidance

This press release also includes estimates of future adjusted EBITDA and non-GAAP net loss per diluted share attributable to EnerNOC, Inc. A reconciliation of these amounts to the nearest expected GAAP results, is presented below:

	Three Months Ended				Twelve Months Ended
	December 31, 2015				December 31, 2015
	Per Diluted Share				Per Diluted Share
In Millions, Except Per Share Amounts	Low	High	Low	High	Low	High	Low	High
Projected GAAP Net Income (Loss)	($40.8)	($36.8)	($1.43)	($1.29)	($97.0)	($93.0)	($3.43)	($3.29)
Adjustments:
Stock-based compensation	$3.6	$4.1	$0.12	$0.14	$15.0	$15.5	$0.53	$0.55
Amortization expense of acquired intangible assets	$3.7	$3.7	$0.13	$0.13	$15.3	$15.3	$0.54	$0.54
Direct and incremental expenses[1]	$0.3	$0.3	$0.01	$0.01	$3.2	$3.2	$0.11	$0.11
Accretion expense related to the debt-discount portion of interest associated with convertible note issuance	$1.0	$1.0	$0.04	$0.04	$4.1	$4.1	$0.15	$0.15

Projected Non-GAAP Net Income (Loss)	($32.2)	($27.7)	($1.13)	($0.97)	($59.4)	($54.9)	($2.10)	($1.94)
Adjustments:
Depreciation	$5.8	$6.3			$23.5	$24.0
Interest and other expense, net[2]	$1.9	$1.9			$11.4	$11.4
Provision for income taxes	$1.0	$1.0			($0.5)	($0.5)

Adjusted EBITDA	($23.5)	($18.5)			($25.0)	($20.0)

Weighted Average Number of Common Shares Outstanding-Diluted	28.5	28.5			28.3	28.3

[1]	“Direct and incremental expenses” includes third party professional service costs such as legal, accounting and valuation, and compensation, severance and other costs related to acquisitions, divestitures and restructuring activities
[2]	“Interest and other expense, net” is net of “accretion expense related to the debt-discount portion of interest associated with convertible note issuance”.